Earnings per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Earnings per Share
25.	EARNINGS PER SHARE

For the years ended December 31, 2020, 2019 and 2018, earnings per share (“EPS”) was calculated as follows:

	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2018
Basic EPS
Net income attributable to parent company	1,106	1,032	1,287
Weighted average shares outstanding	894,578,477	894,297,697	899,363,170
Basic EPS	1.24	1.15	1.43
Diluted EPS
Net income attributable to parent company	1,106	1,032	1,287
Weighted average shares outstanding	894,578,477	894,297,697	899,363,170
Dilutive effect of stock awards	8,860,216	7,014,595	7,251,641
Dilutive effect of convertible debt	16,291,279	2,333,493	4,341,334
Number of shares used in calculating diluted EPS	919,729,972	903,645,785	910,956,145
Diluted EPS	1.20	1.14	1.41

In application of the treasury method implying that the Company intends to settle the convertible bonds on a net-share basis, there was no dilutive effect of the senior unsecured convertible bonds issued on August 4, 2020 in the 2020 diluted Earnings per Share since the conversion features were out-of-the-money. Dilutive effect of convertible bonds presented in the table above is related to the senior unsecured convertible bonds issued on July 3, 2017.

The dilutive effect of the convertible bonds is measured based on the treasury method according to which the dilutive effect of the convertible bonds is included in the denominator of diluted EPS for the amount of shares transferred assuming a net-share settlement.  Based on the stock price measured as at December 31, 2020 ($37.12), the consideration transferred to bondholders of the Tranche B of the convertible bonds issued on July 3, 2017, if converted, would exceed the $750 million principal amount by $605 million.